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                                                                    Exhibit 13.1


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of LDK Solar Co., Ltd. (the "Company") on Form 20-F for the period ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xiaofeng Peng, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 4, 2008                        /s/ Xiaofeng Peng
                                            ----------------------------
                                            Xiaofeng Peng
                                            Chairman and Chief Executive Officer
                                           (Principal Executive Officer)